UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2024

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 - 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

(250) 765-6424

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2024, Lexaria Bioscience Corp., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with a certain institutional investor, pursuant to which the Company agreed to issue and sell to the investor (i) in a registered direct offering, 1,633,987 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a purchase price of $3.06 per share, and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 4,551,019 shares of Common Stock, at an exercise price of $3.06 per share of Common Stock.

The shares of Common Stock to be issued in the registered direct offering were priced at-the-market under Nasdaq rules and issued pursuant to the Company’s shelf registration statement on Form S-3 (File 333-262402), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on January 28, 2022 and declared effective on February 4, 2022.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The Private Placement Warrants will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares issuable upon exercise of the Private Placement Warrants (the "Stockholder Approval Date") and will expire five years from the Stockholder Approval Date.  In certain circumstances, the Private Placement Warrants may be exercised on a cashless basis. If we fail for any reason to deliver shares of Common Stock upon the valid exercise of the Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price (if applicable), by the time period set forth in the Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Private Placement Warrants. The Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of Common Stock upon exercise thereof within the time periods set forth in the Private Placement Warrants.

Under the terms of the Private Placement Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such Private Placement Warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

On October 16, 2024, the Company closed the registered direct offering and the private placement offering (collectively, the “Offering”), raising gross proceeds of approximately $5.0 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the proceeds from the Offering for working capital and other general corporate purposes.

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Pursuant to the terms of the SPA, the Company is required within 30 days of October 14, 2024 to file a registration statement, registering the resale of the shares of Common Stock issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 60 days of the closing date of the Offering (or within 90 days following the closing of the Offering in case of “full review” of the registration statement by the SEC), and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.  From October 14, 2024, until 90 days of the closing date of the Offering, subject to certain exceptions, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Offering and the registration statement for the registration of the shares of Common Stock issuable upon the exercise of the Private Placement Warrants.  The Company is required to seek stockholder approval for the issuance of shares of Common Stock issuable upon exercise of the Private Placement Warrants within 90 days of the closing date of the Offering.  If the Company does not obtain such stockholder approval at the first stockholder meeting for such purpose, the Company shall call a stockholder meeting every 90 days thereafter until the earlier of the date it obtains such approval, or the Private Placement Warrants are no longer outstanding.

In addition, effective on the closing of the Offering the investor’s outstanding warrants to purchase 2,917,032 shares of Common Stock issued in April 2024 will be cancelled.

In connection with the Offering, on September 4, 2024, the Company entered into an engagement agreement (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”). Pursuant to the terms of the Engagement Agreement, the Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering. We will also issue to the Placement Agent, or its designees, warrants to purchase up to 57,190 shares of Common Stock of the Company (the “Placement Agent Warrants”) equal to 3.5% of the aggregate number of Shares issued at the closing. The Placement Agent Warrants will be exercisable commencing on the Stockholder Approval Date, will expire on October 14, 2029, and have an exercise price of $3.8250 per share of Common Stock. In addition, the Company will reimburse the Placement Agent for (i) non-accountable expense allowance of $70,000, and (ii) $15,950 of closing fees.

The foregoing does not purport to be a complete description of each of the Engagement Agreement, the Private Placement Warrants, the Placement Agent Warrants and the SPA, and is qualified in its entirety by reference to the full text of each such document, which are filed as Exhibits 1.1, 4.1, 4.2, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Sichenzia Ross Ference Carmel, LLP, securities counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is filed as Exhibit 5.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Private Placement Warrants, the Placement Agent Warrants and the shares of Common Stock issuable thereunder is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering and receipt of stockholder approval. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

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Item 8.01. Other Events.

On October 15, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Form 8-K.

On October 16, 2024, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Engagement Agreement by and between the Company and H.C. Wainwright & Co., LLC, dated September 4, 2024
4.1	Form of Private Placement Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Sichenzia Ross Ference Carmel LLP (Contained in Exhibit 5.1 above)
99.1	Press Release, dated October 15, 2024
99.2	Press Release, dated October 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Richard Christopher
Name: Richard Christopher
Title: CEO, Principal Executive Officer

Date: October 16, 2024

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